Name:

                        SUBSCRIPTION AGREEMENT
                                 FOR
                       PROSPECTIVE SUBSCRIBERS
                              OF UNITS
                        SANGUINE CORPORATION

INSTRUCTIONS:


I.      Items to be delivered by all Subscribers:

   a.   One (1) completed and executed Subscription Agreement.

   b.   One (1) completed and executed Subscriber Questionnaire.

   c. Payment in the amount of subscription, by wire transfer of funds or check.
        All checks should be made payable to "Pershing - Sanguine Special Account".

Wire Transfer Instructions:

        Bank                Chase Manhattan Bank
        ABA #               021-000021
        Beneficiary         Donaldson Lufkin & Jenrette Securities Corp
                            Pershing Division
        Account #           xxxxxxxxxxxxxxxxx

        For Further Credit To:   Laidlaw Global Securities Inc.
                            Escrow Account For Private Placement
                            Sanguine Corporation
                            c/o Laidlaw Global Securities Inc.
        Account #           xxxxxxxxxxxxxx

ALL DOCUMENTS SHOULD BE RETURNED TO:

                       Mr. Roger Bendelac
                       Laidlaw Global Securities, Inc.
                       100 Park Avenue
                       New York, New York 10017

Tel. 212-376-8800

                      SUBSCRIPTION AGREEMENT

     The undersigned (the "Subscriber") hereby subscribes to purchase from Sanguine Corporation, a Nevada corporation, (the "Company"), the number of units, (the "Units") set forth on the signature page hereof, for a purchase price of $.50 per Unit (the "Purchase Price"). Each Unit consists of two shares of Common Stock, par value $.001 per share (the "Shares") and one Redeemable Common Stock Purchase Warrant (the "Warrants"). The Company is offering a minimum of 4,000,000 Units and a maximum of 10,000,000 Units (the "Offering"). Laidlaw Global Securities, Inc. has agreed to serve as Placement Agent for the Offering. The terms of the Offering and the Units, as well as information regarding the Company, are set forth in the offering memorandum (the "Memorandum") dated May 18, 2000, as amended from time to time, which has been delivered to the Subscriber, receipt of which is hereby acknowledged.
All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Memorandum.

Section 1.  Sale of Units

     Subject to the terms and conditions hereof and on the basis of the representations and warranties hereinafter set forth, the Company hereby agrees to issue and sell to the Subscriber and the Subscriber agrees to purchase from the Company, upon Closing, the Units as described in the Company's Memorandum at a price per Unit of $.50. The Company or the Placement Agent may reject any subscription in whole or in part.

Section 2.  Escrow

     The Subscriber acknowledges and agrees that all subscription amounts will be placed in a non-interest bearing special account pending receipt by the Company of the minimum offering amount of 4,000,000 Units ("Minimum Offering Amount"). Once the Minimum Offering Amount has been subscribed for and accepted by the Company, an initial closing ("Initial Closing") will be held as soon as practicable. If the Minimum Offering Amount is not received prior July 30, 2000 then all funds held in the special account shall be returned to Subscribers without interest or deduction. Assuming the Minimum Offering Amount is subscribed for and accepted and a Closing held, thereafter additional subscription funds will be placed into the special account and additional closings will be held from time to time up to the sale of an additional 6,000,000 Units unless increased by agreement of the Company and the Placement Agent to up to 11,000,000 Units (the "Maximum Offering Amount"). Once the Maximum Offering Amount has been subscribed for and accepted by the Company, a final closing will be held ("Final Closing").

Section 3.  Subscriber's Representations and Warranties.

     As an inducement to the Company to accept the subscription, the Subscriber represents and warrants as follows:

     (A) The Subscriber acknowledges and agrees that the offering and sale of the Units, the Shares, the Warrants and the Company's common stock underlying the Warrants (the "Warrant Shares") (collectively sometimes referred to as the "Securities") are intended to be exempt from registration under the Securities Act of 1933, as amended (the "Act"), by virtue of Section 4(2) of the Act, and Regulation D promulgated thereunder ("Regulation D"). In accordance therewith and in furtherance thereof, the Subscriber represents and warrants to and agrees with the Company as follows:

     The Subscriber is an Accredited Investor because the Subscriber qualifies as one of the following:

                    (a)       a bank as defined in Section 3(a)(2) of
                              the Act;

                    (b) a savings and loan association or other institution as defined in Section
                              3(a)(5)(A) of the Act;

                    (c)       a broker or dealer registered pursuant to
                              Section 15 of the Securities Exchange Act of 1934 as amended (the "Exchange Act");

                    (d) an insurance company as defined in Section 2(13) of the Act;

                    (e) an investment company registered under the Investment Company Act of 1940, as amended or a business development company as defined in Section 2(a)(48) of such act;

                    (f)       a Small Business Investment Company
                              licensed by the U.S. Small Business
                              Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;


                    (g) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in
                              Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

                    (h) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

                    (i) an organization described in Section 501(c)(3) of the Internal Revenue Code, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

                    (j) a natural person whose individual net worth or joint net worth with that person's spouse, at the time of his purchase exceeds $l,000,000;

                    (k) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

                    (l) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) or the Exchange Act; or

                    (m) an entity in which all of the equity owners are accredited investors. (If this alternative is checked, the Subscriber must identify each equity owner and provide statements signed by each demonstrating how each qualifies as an accredited investor.)

     (B) The Subscriber hereby represents and warrants that the Subscriber is acquiring the Securities hereunder for its own account for investment and not with a view to distribution, and with no present intention of distributing the Securities or selling the Securities for distribution, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. The Subscriber understands that the Securities are being sold to the Subscriber in a transaction which is exempt from the registration requirements of the Securities Act. The Subscriber's acquisition of the Securities shall constitute a confirmation of the foregoing representation and warranty and understanding thereof.

     (C) The Subscriber (or its Purchaser Representative (as that term is defined in Rule 501(h) of Regulation D) if any) has such knowledge and experience in financial and business matters as is required for evaluating the merits and risks of making this investment, and the Subscriber or its Purchaser Representative has received such information requested by the Subscriber concerning the business, management and financial affairs of the Company in order to evaluate the merits and risks of making this investment. Further, the Subscriber acknowledges that the Subscriber has had the opportunity to ask questions of, and receive answers from, the officers of the Company concerning the terms and conditions of this investment and to obtain information relating to the organization, operation and business of the Company and of the Company's contracts, agreements and obligations. No representation or warranty is made by the Company to induce the Subscriber to make this investment, and any representation or warranty not made herein is specifically disclaimed.

     (D) The Subscriber is making the foregoing representations and warranties with the intent that they may be relied upon by the Company in determining the suitability of the sale of the Securities to the Subscriber for purposes of U.S. federal and state securities laws.

     (E) The Subscriber further acknowledges that the Subscriber has been advised that the Securities being purchased by the Subscriber hereunder have not been registered under the provisions of the Act and that the Company has represented to the Subscriber (assuming the veracity of the representations of the Subscriber made herein) that the Securities have been offered and sold by the Company in reliance upon an exemption from registration provided in
Section 4(2) of the Act and Regulation D thereunder.

     (F) In entering into this Agreement and in purchasing the Securities, the Subscriber further acknowledges that:

               (i) The Company has informed the Subscriber that the Securities have not been offered for sale by means of general advertising or solicitation.

               (ii) The Securities may not be resold by the Subscriber in the absence of a registration under the Act or exemption from registration. In particular, the Subscriber is aware that the Securities will be "restricted securities", as such term is defined in Rule 144 promulgated under the Securities Act ("Rule
               144"), and they may not be sold pursuant to Rule
               144, unless the conditions thereof are met.

               (iii) The following legend (or similar language) shall be placed on the certificate(s) evidencing the Securities:

                    "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Act"), and may not be offered or sold except (i) pursuant to an effective registration statement under the Act or (ii) upon the delivery by the holder to the Company of an opinion of counsel, reasonably satisfactory to counsel to the Company, stating that an exemption from registration under such Act is available."

               (iv) The Company may at any time place a stop transfer order on its transfer books against the Securities. Such stop order will be removed, and further transfer of the Securities will be permitted upon an effective registration of the respective Securities, or the receipt by the Company of an opinion of counsel satisfactory to the Company that such further transfer may be effected pursuant to an applicable exemption from registration.

               (v) The purchase of the Securities involves risks which the Subscriber has evaluated, and the Subscriber is able to bear the economic risk of the purchase of such securities and the loss of its entire investment.

     (G) The Subscriber has completed the accompanying Purchaser Questionnaire and has delivered it herewith and represents and warrants that it is accurate and true in all respects and that it accurately and completely sets forth the financial condition of the Subscriber on the date hereof. The Subscriber has no reason to expect there will be any material adverse change in its financial condition and will advise the Company of any such changes occurring prior to the closing or termination of the Offering.

     (H) The Subscriber has received a copy of the Memorandum, has carefully reviewed it and the exhibits attached thereto and has carefully evaluated the risks set forth under the "Risk Factors" in the Memorandum of the Company, and understands and has relied only on the information provided therein.

     (I) The Subscriber has had a reasonable opportunity to ask questions of and receive answers from a person acting on behalf of the Company concerning the offering of the Securities and all such questions have been answered to the full satisfaction of the Subscriber.

     (J) The Subscriber is not subscribing for any of the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Subscriber in connection with investments in securities generally.

     (K) The Subscriber has reached the age of majority in the state in which the Subscriber resides, has adequate means of providing for the Subscriber's current needs and personal contingencies, is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment.

     (L) The Subscriber's overall commitment to investments that are not readily marketable is not, and his acquisition of Securities will not cause such overall commitment to become, disproportionate to his net worth.

     (M) The Subscriber understands that the Company shall have the right to accept or reject this subscription in whole or in part. Unless this subscription is accepted in whole or in part by the Company prior to the expiration of the Offering Period, (as such term is defined in the Memorandum), this subscription shall be deemed rejected in whole.

     (N) It never has been represented, guaranteed or warranted by any broker, the Company, any of the officers, directors, stockholders, partners, employees or agents of either of the Company, or any other persons, whether expressly or by implication, that:

               (i) the Company or the Subscriber will realize any given percentage of profits and/or amount or type of consideration, profit or loss as a result of the Company's activities or the Subscriber's investment in the Company; or

               (ii) the past performance or experience of the management of the Company, or of any other person, will in any way indicate the predictable results of the ownership of the Securities or of the Company's activities.

     (O) No oral or written representations have been made other than as stated in the Memorandum, and no oral or written information furnished to the Subscriber or the Subscriber's advisor(s) in connection with the Offering were in any way inconsistent with the information stated in the Memorandum.

     (P)                                            (insert name of
Purchaser Representative: if none leave blank) has acted as the Subscriber's Purchaser Representative for purposes of the private placement exemption under the Act. If the Subscriber has appointed a Purchaser Representative the Subscriber has been advised by his Purchaser Representative as to the merits and risks of an investment in the Company in general and the suitability of an investment in the Securities for the Subscriber in particular.

Section 4.  Indemnification.

     The Subscriber agrees to indemnify and hold harmless the Company, the officers, directors, employees, agents, counsel and affiliates of the Company, and each other person, if any, who controls the Company, within the meaning of Section 15 of the Act or Section 20 of the Securities and Exchange Act of 1934, as amended, against any and all losses, liabilities, claims, damages and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever arising out of or based upon any false representation or warranty or breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

Section 5.   Binding Effect of Subscription.

     The Subscriber hereby acknowledges and agrees, subject to any applicable state securities laws that the subscription and application hereunder are irrevocable, that the Subscriber is not entitled to cancel, terminate or revoke this Subscription Agreement and that this Subscription Agreement shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the Subscriber and his heirs, executors, administrators, successors, legal representatives, and assigns. If the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and several, and the agreements, representations, warranties, and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives, and assigns.

Section 6.   Representations and Warranties of the Company.

     The Company represents and warrants to, and agrees with, each Subscriber as follows:

          (a) The Company is duly organized, validly existing and in good standing under the laws of its state of incorporation, with all requisite power and authority to own, lease, license, and use its properties and assets and to carry out the business in which it is engaged, except where the failure to have or be any of the foregoing may not necessarily be expected to have a material adverse effect on the Company's presently conducted businesses. The Company is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing or use of property or assets or the conduct of its business make such qualification necessary, except where the failure to be so qualified may not be expected to have a material adverse effect upon the Company's business.

          (b) The Company is authorized to issue 100,000,000 shares of which all are Common Stock, $.001 par value per share. As of March 31, 2000, there were 24,559,323 shares of Common Stock issued and outstanding.

          (c) The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement, to issue, sell and deliver the Units. This Agreement has been duly authorized by the Company, and when executed and delivered by the Company, will constitute the legal, valid and binding obligation of the Company, enforceable as to the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, arrangement, fraudulent conveyance or transfer, moratorium or other laws or court decisions, now or hereinafter in effect, relating to or affecting the rights of creditors generally and as may be limited by general principles of equity and the discretion of the court having jurisdiction in an enforcement action (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (d) No consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or any other tribunal is required by the Company for the execution, delivery or performance by the Company of this Agreement or the execution, issuance, sale or delivery of the Units.

          (e) No consent of any party to any material contract, agreement, instrument, lease, license, arrangement or understanding to which the Company is a party or to which any of its properties or assets are subject is required for the execution, delivery or performance by the Company of this Agreement, or the execution, issuance, sale or delivery of the Units.

          (f) The execution, delivery and performance of this Agreement will not violate, result in a breach of, conflict with (with or without the giving of notice or the passage of time or both) or entitle any party to terminate or call a default under any material contract, agreement, instrument, lease, license, arrangement or understanding or violate or result in a breach of any term of the certificate of incorporation or by-laws of, or conflict with any law, rule, regulation, order, judgment or decree binding upon, the Company or to which any of its operations, businesses, properties or assets are subject which individually or in the aggregate do not have a material adverse effect upon the operations, business, properties or assets of the Company.

          (g) The Shares and Warrants, upon delivery to the Subscriber, will be validly issued, fully paid and nonassessable and will not be issued in violation of any preemptive or other rights of stockholders known to the Company.

Section 7.     Registration Rights.

          7.1. Registration. The Company hereby agrees to register for resale under the Act, the Warrants, Shares and Warrant Shares in a Registration Statement to be filed by the Company 30 days after the Final Closing of the Offering, and to cause the Registration Statement to become effective within 150 days after the Final Closing of the Offering. In the event that the Company fails either to (i) cause the Registration Statement to be filed under the Act 30 days after the Final Closing, or (ii) cause the Registration to become effective 150 days after the final closing, then the exercise price of the Warrants shall be reduced at the rate of $.05 for every 30 day delay, or part thereof, in the effectiveness of the Registration Statement, but in no event shall the exercise price be less than $.001 per share. The Company shall keep the Registration Statement current and effective until 180 days after the termination of the exercise period of the Warrants. The rights contained herein are for the benefit of, and may be enforced by, the Subscribers and te Holders of the Shares, Warrants and Warrant Shares.

          7.2. Covenants of the Company With Respect to Registration. In connection with any registration under Section 7.2 hereof, the Company covenants and agrees as follows:

          (a) The Company shall use its reasonable best efforts to have any registration statements filed with the SEC including the Shares declared effective at the earliest possible time, and shall furnish each holder of such Shares (the "Holder") desiring to sell Shares such number of prospectuses as shall reasonably be requested. The Company shall keep effective any registration or qualification contemplated by this Section 7 and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document and communication for such period of time as set forth in Section 7.1 herein.

          (b) The Company shall pay all costs (excluding fees and expenses of Holder(s) counsel, accounting and any underwriting or selling commissions), fees and expenses in connection with all registration statements filed pursuant to Section 7.2 hereof including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses; provided that the Company shall not be responsible for transfer taxes, fees and disbursement of accountants and counsel for Holders, and other related selling expenses incurred by Holders.

          (c) The Company will use reasonable efforts to qualify the Shares included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder(s), provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction or to subject itself to taxation in any such jurisdiction.

          (d) (i) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless the Holder, any holder of any of the Shares, their officers, directors, partners, employees, agents and counsel, and each person, if any, who controls any such person within the meaning of
Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all loss, liability, charge, claim, damage and expense whatsoever (which shall include, for all purposes of this paragraph (d), but not be limited to, reasonable attorneys' fees and any and all expense whatsoever reasonably incurred, and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with (A) any untrue statement or alleged untrue statement of a material fact contained (Y) in any registration statement, final prospectus, or any amendment or supplement thereto, or (Z) in any application or other document or communication (in this paragraph 7(d) collectively called an "application") executed by or on behalf of the Company filed in any jurisdiction in order to register or qualify any of the Shares under the securities or blue sky laws thereof; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to the Holder or any holder of any of the Shares by or on behalf of such Holder or such other holder expressly for inclusion in any such registration or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or (B) any breach of any representation, warranty, covenant or agreement of the Company contained in this Warrant.

               (ii) The Holder and any other Holder of Shares agrees to indemnify and hold harmless the Company, its officers, directors, employees, agents or counsel and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Holder and such other Holder in paragraph 7.2(d)(i), but only with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information furnished to the Company with respect to the Holder or such other Holder or their plan of distribution, by or on behalf of the Holder or such other Holder expressly for inclusion in any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company or any other person so indemnified based on any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, and in respect of which indemnity may be sought against the Holder pursuant to this paragraph 7.2(d)(ii), the Holder and such other Holder shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of paragraph 7.2(d)(i).

               (iii) Promptly after receipt by any person in respect of which indemnity may be sought pursuant to this Section 7.2 (an "Indemnified Party") of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the person against whom such indemnity may be sought (an "Indemnifying Party") notify the Indemnifying Party in writing of the claim or the commencement of such action; provided that the failure to notify the Indemnifying Party shall not relieve it from any liability which it may have to an Indemnified Party otherwise than under this Section 7.2(d) except to the extent of any actual prejudice resulting therefore. If any such claim or action shall be brought against an Indemnified Party and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party in connection with any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party unless (A) the Indemnifying Party and the Indemnified Party shall have mutually agreed in writing to the retention of such counsel or (B) the Indemnifying Party shall not have assumed the defense thereof with counsel reasonably satisfactory to the Indemnified Party or (C) in the opinion of counsel to such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood however, that the Indemnifying Party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with local counsel) at any time for all Indemnified Parties. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party and such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding. Whether or not the defense of any claim or action is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent, which consent will not be unreasonably withheld.

          (e) Nothing contained in this Agreement shall be construed as requiring the Holder(s) to exercise their Warrants prior to the initial filing of any registration statement or the effectiveness thereof.

          (f) The Company as soon as practicable, but in any event not later than 45 days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the registration statement occurs (90 days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), shall make generally available to its security holders, in the manner specified in Rule 158(b) of the Rules and Regulations, and to the Holder, an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of Section 11(a) of the Act and Rule 158(a) of the Rules and Regulations, which statement need not be audited unless required by the Act, covering a period of at least 12 consecutive months after the effective date of the Registration Statement.

          (g) In connection with the registration of the Shares, the Holders shall have the following obligations:

               (i) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Shares of a particular Holder that such Holder shall furnish to the Company such information in writing regarding itself, the Shares held by it, and the intended method of disposition of the Shares held by it, as shall be reasonably required to effect the registration of such Shares, including without limitation a statement as to the number of Shares proposed to be sold and the intended method(s) of distribution and a statement of the firm intent of such Holder to offer Shares for sale. In addition, each Holder shall execute such other documents in connection with such registration as the Company may reasonably request. At least five (5) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Holder of the information the Company requires from each such Holder (the "Requested Information") if such Holder elects to have any of such Holder's Shares included in the Registration Statement. If at least two (2) business days prior to the filing date the Company has not received the Requested Information from a Holder (a "Non-Responsive Holder"), then the Company may file the Registration Statement without including Shares of such Non-Responsive Holder;

               (ii) Each Holder, by such Holder's acceptance of the Shares, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Holder has notified the Company in writing of such Holder's election to exclude all of such Holder's Shares from the Registration Statement; and

               (iii) Each Holder agrees that, upon receipt of any notice from the Company of (A) the happening of any event as a result of which the prospectus included in the registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; or (B) the issuance by the SEC of any stop order or other suspension of the effectiveness of the registration statement, such Holder will immediately discontinue disposition of Shares pursuant to the Registration Statement covering such Shares until such Holder's receipt of the copies of a supplemented or amended Prospectus in the case of all event described in clause (A) above, or a notice of the removal of any suspension in the case of an event described in clause (B) above. If so directed by the Company, such Holder shall deliver to the Company or destroy (and deliver to the Company a certificate of destruction) all copies in such Holder's possession of the prospectus covering such Shares at the time of receipt of such notice.


Section 8.  Miscellaneous.

     A. No Waiver. Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged, or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge, or termination is sought.

     B. Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail box, stamped, registered or certified mail, return receipt requested, addressed to such address as may be listed on the books of the Company or (b) delivered personally at such address.

     C. Execution. This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, or all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

     D. Entire Agreement. This Subscription Agreement contains the entire agreement of the parties with respect to the subject matter hereof and there are no representations, covenants or other agreements except as stated or referred to herein, and any representations or warranties not contained herein are disclaimed.

     E. Severability. Each provision of this Subscription Agreement is intended to be severable from every other provisions, and the invalidity or illegality of any portion hereof, shall not affect the validity or legality of the remainder hereof.

     F. Non-Assignability. This Subscription Agreement is not transferable or assignable by the Subscriber except as may be provided herein.

     G. Law Governing. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

          (i) The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or United States federal court sitting in the Borough of Manhattan, New York City, New York, U.S.A., and any appellate court from any thereof (the "Specified Courts"), over any suit, action or proceeding brought by the Placement Agent or any selling group member or by any person who controls the Placement Agent or any selling group member, or any Subscriber or Holder of a Unit, Share or Unit Warrant, against it arising out of or based upon this Subscription or the Offering (a "Related Proceeding"). The Company waives any objection to Related Proceedings in such courts whether on the grounds of venue, residence or domicile or on the ground that the Related Proceedings have been brought to an inconvenient forum. Notwithstanding the foregoing, any action based on this Agreement may be instituted by the Placement Agent or any selling group member, any Subscriber or Holder of a Unit, Share or Unit Warrant or by any person who controls the Placement Agent or any selling group member, any Subscriber or Holder of a Unit, Share or Unit Warrant in any competent court in New York.

     (H) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company, the Subscribers, and the Placement Agent and their respective successors and permitted assigns.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                              SANGUINE CORPORATION



          By_________________________________
                                   Dr. Thomas Drees, Chairman

     Please countersign and return one copy of this Subscription Agreement, together with the completed Investor Questionnaire to the Company. A countersigned copy of this Subscription Agreement will be returned to the Subscriber, together with the Units. For the purpose of having the certificates prepared, please indicate the exact manner in which the Share and Warrant Certificates are to be made out in the space provided for below.

Subscription Amount:
($.50  Per Unit)                        $
($250,000 minimum)

                                   FOR INDIVIDUALS:




                                   (Print Name)


Dated: _____________, 2000              ___________________________
                                   (Signature)




                                   (Print Name)


Dated: _________, 2000                  ____________________________
                                   (Signature)

                                   FOR CORPORATIONS:




                                   Name of Company

                                   By:

                                   Name:
Dated: ___________, 2000                Title:

     Please countersign and return one copy of this Subscription Agreement, together with the completed Investor Questionnaire to the Company. A countersigned copy of this Subscription Agreement will be returned to the Subscriber, together with the Share and Warrant certificates. For the purpose of having the certificates prepared, please indicate the exact manner in which the certificate is to be made out in the space provided for below.


Subscription Amount:               $__________________________
($.50 Per Unit)
($250,000 minimum)

                              FOR PARTNERSHIPS:




                              Name of Partnership




                              Name of Authorized Partner



Dated: ______________, 2000        ______________________________
                              Signature of Authorized Partner


                              FOR TRUSTS:




                              Name of Trust




                              Name of Authorized Trustee


Dated: __________, 2000            ______________________________
                              Signature of Authorized
                                Trustee

     Please countersign and return one copy of this Subscription Agreement, together with the completed Investor Questionnaire to the Company. A countersigned copy of this Subscription Agreement will be returned to the Subscriber, together with the Share and Warrant certificates. For the purpose of having the certificates prepared, please indicate the exact manner in which the certificate is to be made out in the space provided for below.

Subscription Amount:               $
($.50 Per Unit)
($250,000 minimum)

                              FOR QUALIFIED PENSION PLANS:




                              Name of Qualified Pension Plan


                                        and




                              Name of Authorized Plan Fiduciary


Dated:______________, 2000         _________________________________
                              Signature of Authorized Plan Fiduciary

                                        or




                              Name of Authorized Plan Beneficiary

                                        or

Dated: ___________, 2000                __________________________________
                              Signature of Authorized Plan Beneficiary